EXHIBIT 99.1

                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
                       AS ADOPTED PURSUANT TO SECTION 906
                        OF THE SARBANES-OXLEY ACT OF 2002

      Each of the undersigned hereby certifies, in accordance with 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, in his capacity as an officer of 4Kids Entertainment, Inc. (the "Company"), that, to his knowledge, the Quarterly Report of the Company on Form 10-Q for the period ended September 30, 2002, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in such report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: November 14, 2002

                                             By: /s/ Alfred R. Kahn
                                                 -------------------------------
                                                 Alfred R. Kahn
                                                 Chairman of the Board and Chief
                                                 Executive Officer

Date: November 14, 2002

                                             By: /s/ Joseph P. Garrity
                                                 -------------------------------
                                                 Joseph P. Garrity
                                                 Executive Vice President and
                                                 Chief Financial Officer